UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07657
Oppenheimer Developing Markets Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 8/31/2011

Item 1. Reports to Stockholders.

August 31, 2011

Oppenheimer

Developing Markets Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Geographical Holdings

Brazil	14.6%

India	14.1

Mexico	11.2

Korea, Republic of South	6.4

South Africa	6.0

Taiwan	5.7

Hong Kong	5.5

United Kingdom	4.9

China	4.7

Russia	4.7
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2011, and are based on the total market value of investments.

Top Ten Common Stock Holdings

America Movil SAB de CV, ADR, Series L	4.1%

Infosys Ltd.	3.6

NHN Corp.	3.5

High Tech Computer Corp.	2.6

Fomento Economico Mexicano SA de CV, Sponsored ADR	2.3

Petroleo Brasileiro SA, Sponsored ADR	2.2

Impala Platinum Holdings Ltd.	2.1

BM&F BOVESPA SA	2.0

CNOOC Ltd.	2.0

E-Mart Co. Ltd.	1.9
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2011, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.
8 | OPPENHEIMER DEVELOPING MARKETS FUND

Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2011, and are based on the total market value of investments.
9 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended August 31, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Oppenheimer Developing Markets Fund’s Class A shares (without sales charge) produced a total return of 11.28% during the reporting period, outperforming the MSCI Emerging Markets Index (the “Index”), which returned 9.07%.
     At period end, the Fund had its largest exposure to the consumer staples and information technology sectors, which together comprised approximately 42% of the Fund. These two sectors were also the strongest performing for the Fund and outperformed the Index.
     Within consumer staples, Mexican beverage company Fomento Economico Mexicano SA de CV (“FEMSA”), U.K.-based brewing and bottling company SABMiller plc, Brazil-based retailer Companhia Brasileira de Distribuicao Grupo Pao de Acucar and South Korean discount retailer E-mart Co. Ltd. were among the top performers of the Fund.
     FEMSA was a top five holding of the Fund at period end. It owns and operates OXXO, the largest convenience store chain in Latin America. It controls Coca-Cola FEMSA, one of the largest independent Coca-Cola bottlers in the world. At period end, the company also held a 20% stake in Heineken, with whom it cooperates closely in Latin America beer distribution. FEMSA’s profits grew at a healthy rate as modern retail formats continued to gain popularity in Mexico. SABMiller is the world’s second largest brewer with operations in 75 countries. It is also one of the world’s largest bottlers of Coca-Cola. Higher demand for the company’s products in emerging markets benefited its stock during the period.
     We established a position in Companhia Brasileira de Distribuicao Grupo Pao de Acucar early in the reporting period. It is the largest company in Brazil engaged in the retailing of food, clothing, home appliances and other products through supermarkets and department stores. The company reported strong second-quarter results, which benefited from sales of seasonal items over Easter, Mother’s Day and Valentine’s Day. E-Mart Co. Ltd. was established in May 2011 as a result of the de-merger of Shinsegae Department Store Co. into two separate entities, E-Mart and Shinsegae Co. Ltd. After its creation as a separate entity, E-Mart produced a solid return for the Fund. We maintained a position in Shinsegae at period end.
     In information technology, High Tech Computer Corp. (HTC) was the top performer for the Fund and was also a top five holding at period end. HTC, the Taiwanese manufacturer of the Android phone, continued to perform well this period, as demand for Android phones and other HTC products remained strong. While the stock traded lower during the volatile close of the period, the Fund still enjoyed a sizeable return from its investment in HTC.
     Outside of consumer staples and information technology, energy holding NovaTek OAO and financials stock Hong Kong Exchanges & Clearing Ltd. were top individual performers for the Fund. Novatek is a Russian-based natural gas producer, which benefited over the first quarter of 2011 as the market anticipated a substantial ramp-up in production over
10 | OPPENHEIMER DEVELOPING MARKETS FUND

the coming years, matched by a sharp rise in profitability. French energy giant Total SA announced in early March 2011 that it would buy a 12% stake in Novatek, which the market viewed as a positive development for the stock. Hong Kong Exchanges & Clearing owns and operates the stock exchange and futures exchange in Hong Kong and their related clearing houses. Its stock performed well during the reporting period. The company remained the top bourse (stock market) operator by market value.
     In terms of detractors from performance, consumer discretionary was the most significant underperforming sector for the Fund during the period. An underweight position to certain securities in the automobiles and automobile components sector, which performed well for the Index, was the primary reason for the Fund’s relative underperformance in the consumer discretionary sector.
     The Fund’s top individual performance detractors were consumer staples holding Carlsberg AS, information technology stock Infosys Ltd. and industrials holding Enka Insaat ve Sanayi AS. Infosys is an Indian-based international IT consulting and software service company that declined in 2011 due to weaker than expected results. Sales were slower than anticipated and the appreciating Rupee dampened foreign currency earnings. We continue to believe in the stock, which was the second largest holding of the Fund at period end. Carlsberg is a Denmark-based company active within the brewing industry. The company reduced its full year outlook in August and subsequently experienced significant losses to close the period. Enka Insaat ve Sanayi, the Turkish industrial giant, declined earlier in the period as it reported third quarter 2010 results only in line with or below market expectations. Its stock also lost value towards the end of the reporting period amid the increased market volatility.
     On a country basis, Mexico was the strongest performer for the Fund, driven by the performance of FEMSA. Behind Mexico were Taiwan, China and Hong Kong. The primary detractor was Denmark, due to Carlsberg’s declines, followed by Turkey and Egypt.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2011. In the case of Class A, Class B, Class C and Class N shares, performance is measured over a ten-fiscal-year period. In the case of Y shares, performance is measured from inception of the Class on September 7, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, an unmanaged index of equity securities of issuers in certain developing markets. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.
11 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER DEVELOPING MARKETS FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
13 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER DEVELOPING MARKETS FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
15 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
16 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/7/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER DEVELOPING MARKETS FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2011	August 31, 2011	August 31, 2011

Class A	$1,000.00	$961.70	$6.50

Class B	1,000.00	957.50	10.72

Class C	1,000.00	958.30	10.02

Class N	1,000.00	959.50	8.48

Class Y	1,000.00	963.10	5.01

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.60	6.69

Class B	1,000.00	1,014.32	11.03

Class C	1,000.00	1,015.02	10.31

Class N	1,000.00	1,016.59	8.73

Class Y	1,000.00	1,020.11	5.16
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.31%

Class B	2.16

Class C	2.02

Class N	1.71

Class Y	1.01
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 31, 2011

	Shares	Value

Common Stocks—98.2%

Consumer Discretionary—10.0%

Automobiles—1.0%
PT Astra International Tbk	26,434,500	$213,554,232

Distributors—0.7%
CFAO[1]	3,877,554	159,276,376

Diversified Consumer Services—1.8%
Ambow Education Holding Ltd., ADR[1,2]	2,272,028	13,564,007

Anhanguera Educacional Participacoes SA	5,076,067	82,905,799

Estacio Participacoes SA1	10,866,000	124,161,405

Kroton Educacional SA1,2	4,379,100	49,240,461

MegaStudy Co. Ltd.[1]	499,330	66,609,372

New Oriental Education & Technology Group, Inc., Sponsored ADR[2]	1,857,640	56,658,020

Zee Learn Ltd.[2]	4,901,274	2,064,758

		395,203,822

Hotels, Restaurants & Leisure—1.8%
Ctrip.com International Ltd., ADR[2]	4,144,309	172,900,571

Genting Singapore plc[2]	25,647,000	35,458,154

Home Inns & Hotels Management, Inc., ADR[2]	1,882,915	72,002,670

Jollibee Foods Corp.[1]	55,136,213	113,434,243

		393,795,638

Internet & Catalog Retail—0.7%
B2W Companhia Global do Varejo[1]	15,109,458	152,717,620

Media—1.9%
Grupo Televisa SA, Sponsored GDR	10,044,453	221,379,744

Network 18 Media & Investments Ltd.[2]	1,057,308	2,196,836

TV18 Broadcast Ltd.[2]	11,612,542	10,276,028

Zee Entertainment Enterprises Ltd.[1]	75,735,589	189,873,480

		423,726,088

Multiline Retail—1.7%
Lojas Americanas SA, Preference[1]	25,092,684	245,898,530

Shinsegae Co. Ltd.	455,107	136,295,343

		382,193,873

Textiles, Apparel & Luxury Goods—0.4%
Li Ning Co. Ltd.[1]	66,944,500	92,001,021

Consumer Staples—24.6%

Beverages—9.2%
Anadolu Efes Biracilik ve Malt Sanayii AS	4,677,843	52,273,457

Carlsberg AS, Cl. B	5,294,683	397,152,273

Companhia de Bebidas das Americas, Sponsored ADR, Preference	7,894,200	281,349,288

East African Breweries Ltd.	7,528,848	14,046,358

Fomento Economico Mexicano SA de CV, Sponsored ADR	7,485,439	515,896,456

Fomento Economico Mexicano SA de CV, UBD	55,070,344	373,536,041

Grupo Modelo SA de CV, Series C1	9,512,617	55,510,311

Nigerian Breweries plc	107,739,739	57,076,969

SABMiller plc	8,181,624	296,436,615

		2,043,277,768

Food & Staples Retailing—8.8%
Almacenes Exito SA	2,929,335	38,321,897

Almacenes Exito SA, GDR[3]	2,850,361	37,994,172
20 | OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Food & Staples Retailing Continued
BIM Birlesik Magazalar AS	3,368,029	$109,389,713

Cencosud SA	14,015,125	88,775,624

Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR[1]	8,616,546	357,241,997

CP ALL PCL	5,839,500	9,985,798

Dairy Farm International Holdings Ltd.	7,806,830	64,718,621

E-Mart Co. Ltd.[1,2]	1,453,022	431,980,950

Etablissements Economiques du Casino Guichard-Perrachon SA	1,249,180	103,951,788

Magnit	3,448,981	380,465,996

Magnit OJSC, Sponsored GDR	1,041,270	24,782,226

Sun Art Retail Group Ltd.[2]	1,852,000	2,335,858

Wal-Mart de Mexico SAB de CV, Series V	112,402,870	301,541,123

Wumart Stores, Inc.	3,716,000	9,297,338

		1,960,783,101

Food Products—1.9%
Tingyi Holding Corp. (Cayman Islands)	87,900,000	247,809,167

Want Want China Holdings Ltd.	207,128,000	171,590,205

		419,399,372

Household Products—2.0%
Hindustan Unilever Ltd.	44,846,213	313,387,701

Unilever Indonesia Tbk	62,595,500	125,888,537

		439,276,238

Personal Products—2.6%
Colgate-Palmolive (India) Ltd.[1]	7,149,484	149,345,295

Dabur India Ltd.	30,287,035	73,735,069

Marico Ltd.	30,123,895	97,673,903

Natura Cosmeticos SA	10,993,300	260,416,699

		581,170,966

Tobacco—0.1%
Eastern Tobacco Co.	1,008,380	17,238,119

Energy—11.5%

Energy Equipment & Services—1.5%
Eurasia Drilling Co. Ltd., GDR[4]	4,613,801	102,887,762

Eurasia Drilling Co. Ltd., GDR[3,4]	149,700	3,338,310

Tenaris SA, ADR	6,882,052	228,484,126

		334,710,198

Oil, Gas & Consumable Fuels—10.0%
Cairn Energy plc[2]	35,855,994	194,870,165

China Shenhua Energy Co. Ltd.	55,770,500	258,586,416

CNOOC Ltd.	213,102,000	433,543,817

NovaTek OAO, Sponsored GDR[3,4]	1,057,839	144,183,456

NovaTek OAO, Sponsored GDR[4]	2,741,734	373,698,344

Petroleo Brasileiro SA, Sponsored ADR	18,342,800	488,835,620

Tullow Oil plc	17,821,547	310,993,994

		2,204,711,812

Financials—16.6%

Capital Markets—0.2%
Egyptian Financial Group-Hermes Holding SAE[2]	18,074,296	49,457,067

Commercial Banks—6.0%
Banco Davivienda SA	2,098,070	24,898,356

Banco Santander Chile SA	951,207,861	82,624,971

Bancolombia SA, Sponsored ADR	2,248,695	147,919,157
21 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks Continued
Commercial International Bank	20,266,818	$93,482,858

Credicorp Ltd.	1,294,190	128,953,092

Grupo Financiero Inbursa SA de CV	52,758,322	107,112,427

HDFC Bank Ltd., ADR	7,673,385	255,984,124

ICICI Bank Ltd., Sponsored ADR	5,039,890	198,370,070

PT Bank Central Asia Tbk	22,324,100	21,441,705

Siam Commercial Bank Public Co. Ltd.	36,625,400	145,426,180

Standard Bank Group Ltd.	8,542,028	121,898,105

		1,328,111,045
Diversified Financial Services—4.2%
BM&F BOVESPA SA	74,847,798	439,617,383

Haci Omer Sabanci Holding AS	69,722,054	250,621,783

Hong Kong Exchanges & Clearing Ltd.	11,420,800	214,836,417

JSE Ltd.	1,389,475	13,786,469

		918,862,052

Insurance—1.1%
AIA Group Ltd.	70,492,800	248,744,178

Real Estate Management & Development—3.2%
Hang Lung Group Ltd.	19,209,750	112,699,804

Hang Lung Properties Ltd.	43,624,881	162,420,931

Medinet Nasr for Housing & Development Co.[2]	1,118,820	2,858,481

Multiplan Empreendimentos Imobiliarios SA	4,807,200	100,075,764

SM Prime Holdings, Inc.[1]	1,178,547,358	326,077,543

		704,132,523

Thrifts & Mortgage Finance—1.9%
Housing Development Finance Corp. Ltd.	29,056,013	421,984,241

Health Care—1.7%

Health Care Providers & Services—0.4%
Diagnosticos da America	9,160,600	94,373,918

Pharmaceuticals—1.3%
Cipla Ltd.	12,826,053	78,542,635

PT Kalbe Farma Tbk	89,747,500	37,752,150

Sun Pharmaceutical Industries Ltd.	16,549,664	177,671,885

		293,966,670

Industrials—3.6%

Aerospace & Defense—1.1%
Embraer SA, ADR[1]	9,140,652	232,995,219

Industrial Conglomerates—1.3%
Enka Insaat ve Sanayi AS	74,035,226	167,952,780

SM Investments Corp.	10,119,095	129,218,121

		297,170,901

Machinery—0.4%
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares[1,2]	46,991,029	22,212,330

Vallourec SA	724,080	64,898,690

		87,111,020

Transportation Infrastructure—0.8%
DP World Ltd.[2]	17,083,964	184,420,175

Information Technology—17.1%

Communications Equipment—2.6%
High Tech Computer Corp.	22,119,127	580,817,707

Electronic Equipment & Instruments—0.7%
Synnex Technology International Corp.	62,615,174	159,362,979
22 | OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Internet Software & Services—6.6%
Baidu, Inc., ADR[2]	1,556,470	$226,902,197

Netease.com, Inc., ADR[2]	2,046,977	103,495,157

NHN Corp.[1,2]	3,987,501	780,292,346

Tencent Holdings Ltd.	12,504,400	298,336,200

Yandex NV, Cl. A2	1,361,620	42,169,371

		1,451,195,271

IT Services—4.7%
Infosys Ltd.	15,536,345	796,262,323

Tata Consultancy Services Ltd.	11,083,042	255,031,219

		1,051,293,542

Semiconductors & Semiconductor Equipment—2.4%
Epistar Corp.[1]	84,248,000	181,171,265

Taiwan Semiconductor Manufacturing Co. Ltd.	146,474,429	350,413,670

		531,584,935

Software—0.1%
Totvs SA	1,231,800	21,937,012

Materials—6.4%

Chemicals—0.4%
Asian Paints Ltd.	1,214,651	87,021,706

Metals & Mining—6.0%
Anglo American Platinum Ltd.	3,401,202	284,750,664

Anglo American plc	6,848,937	285,451,127

Impala Platinum Holdings Ltd.	18,394,873	470,801,865

Vale SA, Sponsored ADR, Preference	11,121,280	287,262,662

		1,328,266,318

Telecommunication Services—6.7%

Wireless Telecommunication Services—6.7%
America Movil SAB de CV, ADR, Series L	35,592,472	909,743,584

MTN Group Ltd.	20,924,092	431,556,593

Philippine Long Distance Telephone Co.	2,427,640	138,739,988

		1,480,040,165

Total Common Stocks (Cost $18,558,725,613)		21,765,884,888

Structured Securities—0.1%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts.[3] (Cost $15,592,839)	3,274,261	19,805,899

Investment Company—1.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[1,5] (Cost $303,088,396)	303,088,396	303,088,396

Total Investments, at Value (Cost $18,877,406,848)	99.6%	22,088,779,183

Other Assets Net of Liabilities	0.4	78,842,442

Net Assets	100.0%	$22,167,621,625

23 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	August 31, 2010	Additions		Reductions		August 31, 2011

Ambow Education Holding Ltd., ADR[a]	2,071,070	328,667		127,709		2,272,028
B2W Companhia Global do Varejo	5,465,900	9,643,558	[b]	—		15,109,458
B2W Companhia Global do Varejo,
Subscription Receipts	—	4,541,758		4,541,758	[b]	—
CFAO	2,709,351	1,413,102		244,899		3,877,554
Colgate-Palmolive (India) Ltd.	2,205,211	4,976,521		32,248		7,149,484
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar, Sponsored ADR	—	9,085,726	[b]	469,180		8,616,546
DNO International ASA	39,239,244	20,003,122		59,242,366		—
E-Mart Co. Ltd.	—	1,453,022		—		1,453,022
Embraer SA, ADR[a]	—	10,194,172	[b]	1,053,520		9,140,652
Epistar Corp.	59,037,000	28,405,000		3,194,000		84,248,000
Estacio Participacoes SA	1,253,900	9,612,100		—		10,866,000
Grupo Modelo SA de CV, Series Ca	29,723,291	10,783,721		30,994,395		9,512,617
Jollibee Foods Corp.	35,312,178	19,824,035		—		55,136,213
Kroton Educacional SA	—	4,379,100		—		4,379,100
Li Ning Co. Ltd.	—	66,944,500		—		66,944,500
Lojas Americanas SA, Preference	24,907,400	8,163,484	[b]	7,978,200		25,092,684
MegaStudy Co. Ltd.	450,481	48,849		—		499,330
NHN Corp.	2,477,048	1,569,022		58,569		3,987,501
Oppenheimer Institutional Money Market
Fund, Cl. E	376,395,470	5,104,101,697		5,177,408,771		303,088,396
SARE Holding SA de CV, Cl. B	36,930,070	18,214,770		55,144,840		—
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares	41,264,662	5,726,367		—		46,991,029
SM Prime Holdings, Inc.	967,445,737	211,101,621		—		1,178,547,358
Sohu.com, Inc.	2,315,490	392,836		2,708,326		—
Zee Entertainment Enterprises Ltd.	19,326,059	56,409,555	[b]	25		75,735,589

				Realized
	Value		Income	Gain (Loss)

Ambow Education Holding Ltd., ADR[a]	$	—[c]	$—	$187,594
B2W Companhia Global do Varejo		152,717,620	321,319	—
B2W Companhia Global do Varejo, Subscription Receipts		—	—	—
CFAO		159,276,376	4,559,531	(770,302)
Colgate-Palmolive (India) Ltd.		149,345,295	2,811,863	57,828
Companhia Brasileira de Distribuicao Grupo Pao de
Acucar, Sponsored ADR		357,241,997	2,505,494	1,529,501
DNO International ASA		—	—	347,789
E-Mart Co. Ltd.		431,980,950	286,844,204	—
Embraer SA, ADR[a]		—[c]	6,766,012	(13,084,268)
Epistar Corp.		181,171,265	10,487,754	(943,004)
Estacio Participacoes SA		124,161,405	2,623,246	—
Grupo Modelo SA de CV, Series Ca		—[c]	6,040,505	35,955,974
Jollibee Foods Corp.		113,434,243	874,298	—
Kroton Educacional SA		49,240,461	—	—

24 | OPPENHEIMER DEVELOPING MARKETS FUND

			Realized
	Value	Income	Gain (Loss)

Li Ning Co. Ltd.	$92,001,021	$2,055,817	$—
Lojas Americanas SA, Preference	245,898,530	1,127,138	17,852,698
MegaStudy Co. Ltd.	66,609,372	775,501	—
NHN Corp.	780,292,346	—	(285,398)
Oppenheimer Institutional Money Market Fund, Cl. E	303,088,396	1,315,400	—
SARE Holding SA de CV, Cl. B	—	—	(22,578,627)
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares	22,212,330	—	—
SM Prime Holdings, Inc.	326,077,543	5,145,608	—
Sohu.com, Inc.	—	—	79,398,721
Zee Entertainment Enterprises Ltd.	189,873,480	4,310,761	40

	$3,744,622,630	$338,564,451	$97,668,546

a. No longer an affiliate as of August 31, 2011.
b. All or a portion is the result of a corporate action.
c. The security is no longer an affiliate, therefore, the value has been excluded from this table.
2. Non-income producing security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $205,321,837 or 0.93% of the Fund’s net assets as of August 31, 2011.
4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
5. Rate shown is the 7-day yield as of August 31, 2011.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2011 based on valuation input level:

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,928,043,472	$284,425,198	$—	$2,212,468,670
Consumer Staples	4,069,476,767	1,391,668,797	—	5,461,145,564
Energy	2,105,878,193	433,543,817	—	2,539,422,010
Financials	2,238,542,047	1,432,749,059	—	3,671,291,106
Health Care	94,373,918	293,966,670	—	388,340,588
Industrials	714,586,295	87,111,020	—	801,697,315

25 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Information Technology	$744,917,407	$3,051,274,039	$—	$3,796,191,446
Materials	857,464,453	557,823,571	—	1,415,288,024
Telecommunication Services	1,341,300,177	138,739,988	—	1,480,040,165
Structured Securities	—	19,805,899	—	19,805,899
Investment Company	303,088,396	—	—	303,088,396

Total Investments, at Value	14,397,671,125	7,691,108,058	—	22,088,779,183
Other Financial Instruments:
Foreign currency exchange contracts	—	165,041	—	165,041

Total Assets	$14,397,671,125	$7,691,273,099	$—	$22,088,944,224

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(88,039)	$—	$(88,039)

Total Liabilities	$—	$(88,039)	$—	$(88,039)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out	Transfers into	Transfers out
	Level 1*	of Level 1**	Level 2**	of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$82,142,746	$(169,291,922)	$169,291,922	$(82,142,746)
Consumer Staples	—	(342,837,818)	342,837,818	—
Energy	380,343,463	—	—	(380,343,463)
Financials	—	(762,680,073)	762,680,073	—
Health Care	—	(54,698,804)	54,698,804	—
Industrials	—	(22,736,829)	22,736,829	—
Information Technology	—	(1,566,604,118)	1,566,604,118	—
Materials	440,702,736	(287,172,710)	287,172,710	(440,702,736)
Telecommunication Services	—	(69,656,489)	69,656,489	—

Total Assets	$903,188,945	$(3,275,678,763)	$3,275,678,763	$(903,188,945)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

26 | OPPENHEIMER DEVELOPING MARKETS FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Brazil	$3,219,029,377	14.6%
India	3,109,421,273	14.1
Mexico	2,484,719,686	11.2
Korea, Republic of South	1,415,178,011	6.4
South Africa	1,322,793,696	6.0
Taiwan	1,271,765,621	5.7
Hong Kong	1,210,039,159	5.5
United Kingdom	1,087,751,901	4.9
China	1,039,056,755	4.7
Russia	1,029,356,094	4.7
Philippines	707,469,895	3.2
Cayman Islands	706,298,544	3.2
Turkey	580,237,733	2.6
Indonesia	398,636,624	1.8
Denmark	397,152,273	1.8
France	328,126,854	1.5
United States	303,088,396	1.4
Colombia	249,133,582	1.1
Luxembourg	228,484,126	1.0
United Arab Emirates	184,420,175	0.8
Chile	171,400,595	0.8
Egypt	163,036,525	0.7
Thailand	155,411,978	0.7
Peru	128,953,092	0.6
Bermuda	64,718,621	0.3
Nigeria	57,076,969	0.3
The Netherlands	42,169,371	0.2
Vietnam	19,805,899	0.1
Kenya	14,046,358	0.1

Total	$22,088,779,183	100.0%

Foreign Currency Exchange Contracts as of August 31, 2011 are as follows:

Counterparty/		Contract
Contract		Amount	Expiration		Unrealized	Unrealized
Description	Buy/Sell	(000’s)	Date	Value	Appreciation	Depreciation

Barclay’s Capital
New Turkish Lira (TRY)	Buy	5,007 TRY	9/2/11	$2,919,757	$69,743	$—

Brown Brothers Harriman
Hong Kong Dollar (HKD)	Buy	1,179 HKD	9/1/11	151,414	162	—

Citigroup:
British Pound Sterling (GBP)	Sell	11,654 GBP	9/2/11	18,917,817	95,136	—
Mexican Nuevo Peso (MXN)	Sell	23,002 MXN	9/1/11	1,864,299	—	22,074

					95,136	22,074

State Street
Mexican Nuevo Peso (MXN)	Sell	95,464 MXN	9/1/11	7,737,110	—	65,965

Total unrealized appreciation and depreciation					$165,041	$88,039

See accompanying Notes to Financial Statements.

27 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $15,532,741,498)	$18,344,156,553
Affiliated companies (cost $3,344,665,350)	3,744,622,630

22,088,779,183

Cash	1,016,875

Cash—foreign currencies (cost $10,646,554)	8,771,764

Unrealized appreciation on foreign currency exchange contracts	165,041

Receivables and other assets:
Shares of beneficial interest sold	84,279,088
Investments sold	46,128,492
Dividends	26,422,983
Other	672,239

Total assets	22,256,235,665

Liabilities
Unrealized depreciation on foreign currency exchange contracts	88,039

Payables and other liabilities:
Shares of beneficial interest redeemed	45,248,075
Investments purchased	27,437,973
Foreign capital gains tax	4,027,361
Transfer and shareholder servicing agent fees	3,556,056
Distribution and service plan fees	2,865,999
Trustees’ compensation	1,258,626
Shareholder communications	578,180
Other	3,553,731

Total liabilities	88,614,040

Net Assets	$22,167,621,625

Composition of Net Assets
Paid-in capital	$19,086,047,179

Accumulated net investment income	337,219,806

Accumulated net realized loss on investments and foreign currency transactions	(461,090,217)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,205,444,857

Net Assets	$22,167,621,625

28 | OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $10,802,874,147 and 325,877,712 shares of beneficial interest outstanding)	$33.15
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$35.17

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $228,170,240 and 7,024,343 shares of beneficial interest outstanding)	$32.48

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,060,953,678 and 64,929,624 shares of beneficial interest outstanding)	$31.74

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $595,681,138 and 18,612,871 shares of beneficial interest outstanding)	$32.00

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,479,942,422 and 258,108,792 shares of beneficial interest outstanding)	$32.85
See accompanying Notes to Financial Statements.

29 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $29,964,935)	$363,508,891
Affiliated companies (net of foreign withholding taxes of $7,421,262)	338,564,451

Interest	24,135

Other income	12,717

Total investment income	702,110,194

Expenses
Management fees	168,332,996

Distribution and service plan fees:
Class A	27,159,338
Class B	2,587,079
Class C	20,126,547
Class N	2,835,937

Transfer and shareholder servicing agent fees:
Class A	22,343,181
Class B	715,067
Class C	3,157,824
Class N	2,391,295
Class Y	10,540,796

Shareholder communications:
Class A	695,527
Class B	52,957
Class C	155,481
Class N	29,155
Class Y	336,307

Custodian fees and expenses	10,836,692

Trustees’ compensation	330,600

Administration service fees	1,500

Other	615,546

Total expenses	273,243,825
Less waivers and reimbursements of expenses	(1,081,322)

Net expenses	272,162,503

Net Investment Income	429,947,691

30 | OPPENHEIMER DEVELOPING MARKETS FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $18,080)	$510,557,693
Affiliated companies	97,668,546
Foreign currency transactions	97,525,820

Net realized gain	705,752,059

Net change in unrealized appreciation/depreciation on:
Investments	(197,634,674)
Translation of assets and liabilities denominated in foreign currencies	311,603,295

Net change in unrealized appreciation/depreciation	113,968,621

Net Increase in Net Assets Resulting from Operations	$1,249,668,371

See accompanying Notes to Financial Statements.

31 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2011	2010

Operations
Net investment income	$429,947,691	$55,837,157

Net realized gain	705,752,059	57,767,904

Net change in unrealized appreciation/depreciation	113,968,621	1,915,668,551

Net increase in net assets resulting from operations	1,249,668,371	2,029,273,612

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(15,166,515)	(28,115,725)
Class B	—	—
Class C	—	(420,808)
Class N	—	(705,072)
Class Y	(28,204,660)	(14,503,388)

	(43,371,175)	(43,744,993)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	1,821,445,656	1,555,808,926
Class B	(7,640,832)	(6,851,640)
Class C	577,810,493	420,389,886
Class N	174,660,187	71,958,362
Class Y	4,187,778,424	1,795,575,131

	6,754,053,928	3,836,880,665

Net Assets
Total increase	7,960,351,124	5,822,409,284

Beginning of period	14,207,270,501	8,384,861,217

End of period (including accumulated net investment income (loss) of $337,219,806 and $(17,677,390), respectively)	$22,167,621,625	$14,207,270,501

See accompanying Notes to Financial Statements.

32 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$29.83	$24.38	$41.13	$48.37	$38.23

Income (loss) from investment operations:
Net investment income[1]	.68[2]	.13	.21	.55	.35
Net realized and unrealized gain (loss)	2.69	5.44	(8.08)	(1.11)	13.94

Total from investment operations	3.37	5.57	(7.87)	(.56)	14.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.12)	(.56)	(.45)	(.50)
Distributions from net realized gain	—	—	(8.32)	(6.23)	(3.65)

Total dividends and/or distributions to shareholders	(.05)	(.12)	(8.88)	(6.68)	(4.15)

Net asset value, end of period	$33.15	$29.83	$24.38	$41.13	$48.37

Total Return, at Net Asset Value[3]	11.28%	22.85%	(5.68)%	(3.59)%	39.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,802,874	$8,184,698	$5,388,513	$7,109,601	$8,577,017

Average net assets (in thousands)	$11,015,700	$7,065,585	$3,900,019	$8,667,934	$8,202,261

Ratios to average net assets:[4]
Net investment income	1.94%[2]	0.47%	0.97%	1.16%	0.80%
Total expenses[5]	1.30%	1.35%	1.43%	1.27%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.35%	1.43%	1.27%	1.32%

Portfolio turnover rate	34%	33%	55%	51%	40%

1.    Per share amounts calculated based on the average shares outstanding during the period.
2.    Net investment income per share and the net investment income ratio include $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.
3.    Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.    Annualized for periods less than one full year.
5.    Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.30%
Year Ended August 31, 2010	1.35%
Year Ended August 31, 2009	1.43%
Year Ended August 31, 2008	1.27%
Year Ended August 31, 2007	1.32%
See accompanying Notes to Financial Statements.

33 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$29.43	$24.17	$40.56	$47.75	$37.75

Income (loss) from investment operations:
Net investment income (loss)[1]	.34[2]	(.12)	.03	.17	.02
Net realized and unrealized gain (loss)	2.71	5.38	(7.88)	(1.09)	13.80

Total from investment operations	3.05	5.26	(7.85)	(.92)	13.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.22)	(.04)	(.17)
Distributions from net realized gain	—	—	(8.32)	(6.23)	(3.65)

Total dividends and/or distributions to shareholders	—	—	(8.54)	(6.27)	(3.82)

Net asset value, end of period	$32.48	$29.43	$24.17	$40.56	$47.75

Total Return, at Net Asset Value[3]	10.36%	21.76%	(6.43)%	(4.30)%	38.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$228,170	$212,590	$181,249	$235,659	$329,278

Average net assets (in thousands)	$259,240	$205,371	$137,455	$307,320	$327,758

Ratios to average net assets:[4]
Net investment income (loss)	0.98%[2]	(0.43)%	0.14%	0.35%	0.04%
Total expenses[5]	2.14%	2.21%	2.23%	2.02%	2.06%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses	2.14%	2.21%	2.22%	2.02%	2.06%

Portfolio turnover rate	34%	33%	55%	51%	40%

1.    Per share amounts calculated based on the average shares outstanding during the period.
2.    Net investment income per share and the net investment income ratio include $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.
3.    Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.    Annualized for periods less than one full year.
5.    Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.21%
Year Ended August 31, 2009	2.23%
Year Ended August 31, 2008	2.02%
Year Ended August 31, 2007	2.06%
See accompanying Notes to Financial Statements.

34 | OPPENHEIMER DEVELOPING MARKETS FUND

Class C Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$28.72	$23.56	$39.91	$47.11	$37.33

Income (loss) from investment operations:
Net investment income (loss)[1]	.43[2]	(.06)	.05	.20	.04
Net realized and unrealized gain (loss)	2.59	5.23	(7.85)	(1.08)	13.62

Total from investment operations	3.02	5.17	(7.80)	(.88)	13.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.01)	(.23)	(.09)	(.23)
Distributions from net realized gain	—	—	(8.32)	(6.23)	(3.65)

Total dividends and/or distributions to shareholders	—	(.01)	(8.55)	(6.32)	(3.88)

Net asset value, end of period	$31.74	$28.72	$23.56	$39.91	$47.11

Total Return, at Net Asset Value[3]	10.52%	21.95%	(6.36)%	(4.28)%	38.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,060,954	$1,374,711	$768,598	$923,115	$1,124,129

Average net assets (in thousands)	$2,014,543	$1,127,812	$532,652	$1,126,359	$1,072,232

Ratios to average net assets:[4]
Net investment income (loss)	1.30%[2]	(0.20)%	0.25%	0.43%	0.09%
Total expenses[5]	2.01%	2.07%	2.13%	1.99%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.07%	2.13%	1.99%	2.03%

Portfolio turnover rate	34%	33%	55%	51%	40%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.45 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	2.01%
Year Ended August 31, 2010	2.07%
Year Ended August 31, 2009	2.13%
Year Ended August 31, 2008	1.99%
Year Ended August 31, 2007	2.03%
See accompanying Notes to Financial Statements.

35 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$28.87	$23.64	$40.21	$47.44	$37.59

Income (loss) from investment operations:
Net investment income[1]	.55[2]	.03	.12	.36	.17
Net realized and unrealized gain (loss)	2.58	5.26	(7.95)	(1.09)	13.71

Total from investment operations	3.13	5.29	(7.83)	(.73)	13.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.06)	(.42)	(.27)	(.38)
Distributions from net realized gain	—	—	(8.32)	(6.23)	(3.65)

Total dividends and/or distributions to shareholders	—	(.06)	(8.74)	(6.50)	(4.03)

Net asset value, end of period	$32.00	$28.87	$23.64	$40.21	$47.44

Total Return, at Net Asset Value[3]	10.84%	22.39%	(6.00)%	(3.98)%	39.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$595,681	$388,942	$257,960	$282,921	$333,271

Average net assets (in thousands)	$571,562	$337,841	$174,883	$365,943	$294,086

Ratios to average net assets:[4]
Net investment income	1.63%[2]	0.12%	0.60%	0.77%	0.40%
Total expenses[5]	1.77%	1.83%	2.07%	1.69%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.71%	1.77%	1.68%	1.74%

Portfolio turnover rate	34%	33%	55%	51%	40%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.77%
Year Ended August 31, 2010	1.83%
Year Ended August 31, 2009	2.07%
Year Ended August 31, 2008	1.69%
Year Ended August 31, 2007	1.75%
See accompanying Notes to Financial Statements.

36 | OPPENHEIMER DEVELOPING MARKETS FUND

Class Y Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$29.55	$24.13	$41.18	$48.43	$38.28

Income (loss) from investment operations:
Net investment income[1]	.84[2]	.25	.27	.76	.54
Net realized and unrealized gain (loss)	2.60	5.35	(8.21)	(1.16)	13.93

Total from investment operations	3.44	5.60	(7.94)	(.40)	14.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.18)	(.79)	(.62)	(.67)
Distributions from net realized gain	—	—	(8.32)	(6.23)	(3.65)

Total dividends and/or distributions to shareholders	(.14)	(.18)	(9.11)	(6.85)	(4.32)

Net asset value, end of period	$32.85	$29.55	$24.13	$41.18	$48.43

Total Return, at Net Asset Value[3]	11.62%	23.22%	(5.45)%	(3.29)%	40.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,479,943	$4,046,330	$1,788,541	$761,817	$518,186

Average net assets (in thousands)	$7,355,168	$2,838,047	$1,073,863	$699,864	$416,051

Ratios to average net assets:[4]
Net investment income	2.42%[2]	0.89%	1.37%	1.63%	1.24%
Total expenses[5]	1.00%	1.04%	1.08%	0.95%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.04%	1.08%	0.95%	0.94%

Portfolio turnover rate	34%	33%	55%	51%	40%

1.    Per share amounts calculated based on the average shares outstanding during the period.
2.    Net investment income per share and the net investment income ratio include $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.
3.    Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.    Annualized for periods less than one full year.
5.    Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.08%
Year Ended August 31, 2008	0.95%
Year Ended August 31, 2007	0.94%
See accompanying Notes to Financial Statements.

37 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Developing Markets Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to aggressively seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued
38 | OPPENHEIMER DEVELOPING MARKETS FUND

at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
39 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
40 | OPPENHEIMER DEVELOPING MARKETS FUND

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$398,488,526	$—	$415,073,903	$3,099,365,051
1. As of August 31, 2011, the Fund had $415,073,903 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2015	$13,912,245
2016	3,478,061
2018	397,683,597

Total	$415,073,903

Of these losses, $24,584,651 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,478,061 per year.
2. During the fiscal year ended August 31, 2011, the Fund utilized $732,799,824 of capital loss carryforward to offset capital gains realized in that fiscal year.
3.	During the fiscal year ended August 31, 2010, the Fund did not utilize any capital loss carryforward.
41 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction
	Reduction to	to Accumulated
	Accumulated	Net Realized
Reduction	Net Investment	Loss on
to Paid-in Capital	Income	Investments

$1,531	$31,679,320	$31,680,851
The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 was as follows:

	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

Distributions paid from:
Ordinary income	$43,371,175	$43,744,993
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$18,983,409,814
Federal tax cost of other investments	(18,546,543)

Total federal tax cost	$18,964,863,271

Gross unrealized appreciation	$4,182,957,488
Gross unrealized depreciation	(1,083,592,437)

Net unrealized appreciation	$3,099,365,051

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of
42 | OPPENHEIMER DEVELOPING MARKETS FUND

future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$61,245
Payments Made to Retired Trustees	80,642
Accumulated Liability as of August 31, 2011	665,768
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
43 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount
Class A
Sold	166,461,173	$5,807,838,793	136,629,733	$3,897,325,382
Dividends and/or distributions
reinvested	388,240	13,747,601	874,719	24,955,734
Redeemed	(115,373,222)	(4,000,140,738)	(84,080,803)	(2,366,472,190)

Net increase	51,476,191	$1,821,445,656	53,423,649	$1,555,808,926

44 | OPPENHEIMER DEVELOPING MARKETS FUND

	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount
Class B
Sold	2,792,119	$95,912,291	2,673,119	$75,188,141
Dividends and/or distributions
reinvested	—	—	—	—
Redeemed	(2,990,728)	(103,553,123)	(2,948,769)	(82,039,781)

Net decrease	(198,609)	$(7,640,832)	(275,650)	$(6,851,640)

Class C
Sold	29,349,957	$985,481,824	23,037,970	$633,031,001
Dividends and/or distributions
reinvested	—	—	11,606	320,554
Redeemed	(12,281,248)	(407,671,331)	(7,805,356)	(212,961,669)

Net increase	17,068,709	$577,810,493	15,244,220	$420,389,886

Class N
Sold	12,157,742	$411,777,303	7,347,398	$203,090,749
Dividends and/or distributions
reinvested	—	—	23,455	649,470
Redeemed	(7,017,028)	(237,117,116)	(4,810,139)	(131,781,857)

Net increase	5,140,714	$174,660,187	2,560,714	$71,958,362

Class Y
Sold	184,804,634	$6,367,640,129	95,889,060	$2,711,872,608
Dividends and/or distributions
reinvested	606,528	21,240,598	458,881	12,940,457
Redeemed	(64,236,700)	(2,201,102,303)	(33,527,358)	(929,237,934)

Net increase	121,174,462	$4,187,778,424	62,820,583	$1,795,575,131

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$13,930,405,896	$6,869,806,163
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule		Fee Schedule Effective October 1, 2011
Up to $250 million	1.00%	Up to $250 million	1.00%
Next $250 million	0.95	Next $250 million	0.95
Next $500 million	0.90	Next $500 million	0.90
Next $6 billion	0.85	Next $6 billion	0.85
Next $3 billion	0.80	Next $3 billion	0.80
Over $10 billion	0.75	Next $20 billion	0.75
		Over $30 billion	0.74
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NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2011, the Fund paid $37,346,133 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:
46 | OPPENHEIMER DEVELOPING MARKETS FUND

Class C	$24,372,407
Class N	7,351,371
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2011	$4,210,897	$138,224	$442,878	$496,352	$31,313

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2011, the Manager waived fees and/or reimbursed the Fund $691,511 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended August 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class N	$389,811
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
47 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This
48 | OPPENHEIMER DEVELOPING MARKETS FUND

use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $165,041, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of August 31, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted	Statement of Assets and		Statement of Assets and
for as Hedging Instruments	Liabilities Location	Value	Liabilities Location	Value

	Unrealized appreciation on		Unrealized depreciation
	foreign currency exchange		on foreign currency
Foreign exchange contracts	contracts	$165,041	exchange contracts	$88,039
49 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Foreign currency
for as Hedging Instruments	transactions

Foreign exchange contracts	$(5,746,987)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Translation of assets and
Derivatives Not Accounted	liabilities denominated in
for as Hedging Instruments	foreign currencies

Foreign exchange contracts	$365,541
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended August 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $99,754,169 and $50,481,301 respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things,
50 | OPPENHEIMER DEVELOPING MARKETS FUND

that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders approving the settlements as fair, reasonable and adequate. The court’s approvals of the settlements are subject to potential appeal by members of the class in both actions. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
51 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
52 | OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Developing Markets Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
October 17, 2011
53 | OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended August 31, 2011 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $290,174,394 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2011, the maximum amount allowable but not less than $824,921 or 1.90% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $37,436,271 of foreign income taxes were paid by the Fund during the fiscal year ended August 31, 2011. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $491,996,420 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
54 | OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
55 | OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
56      |      OPPENHEIMER DEVELOPING MARKETS FUND

Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of
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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Tynan, Continued	Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environ- mental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the- Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regula- tory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Leverenz, Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Justin Leverenz, Vice President (since 2007) Age: 43	Vice President of the Manager (since July 2004); Senior Analyst of Oppenheimer Global Fund and the Manager’s International Equity Team (since July 2004); a Chartered Financial Analyst. Prior to joining the Manager, Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia (2002-2004); Head of Equity Research Hong Kong +Taipei (1993-1995) and (1997-2000). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief
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William F. Glavin, Jr., Continued	Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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OPPENHEIMER DEVELOPING MARKETS FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
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Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,900 in fiscal 2011 and $27,800 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $159,500 in fiscal 2011 and $356,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exams, professional services for FIN 45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $25,640 in fiscal 2011 and $40,538 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment- planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $185,140 in fiscal 2011 and $397,438 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Developing Markets Fund

By:	/s/ William F. Glavin Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 10/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 10/12/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 10/12/2011